M-WISE, INC.

                     INTERNATIONAL SHARE OPTION PLAN (2003)

                             SHARE OPTION AGREEMENT


         Unless otherwise defined herein, terms capitalized in this Share Option Agreement (the "Agreement") shall have the same meaning ascribed to them in the m-Wise, Inc. (the "Company") International Share Option Plan (2003) (the "Plan"). The Notice of Share Option Grant (the "Notice of Grant") included in this Agreement as Part I is an integral part hereof. This Agreement is made as of ____________, 2003.

I        NOTICE OF SHARE OPTION GRANT

         [NAME OF GRANTEE]

         [ADDRESS]

         The undersigned Optionee has been granted an Option to purchase shares of Common Stock of the Company, par value $0.0017 each, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Date of Grant                              ________________

         Vesting Commencement Date                  ________________

         Exercise Price per Share                   ________________

         Total Number of Shares Granted             ________________

         Total Exercise Price                       ________________

         Term/Expiration Date:                      ________________



VESTING SCHEDULE:

         This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

         __% of the Shares subject to the Option shall vest ______ months after the Vesting Commencement Date, and ___% of the Shares subject to the Option shall vest at the end of each ________-month period thereafter, subject to Optionee's continuing to be a __________ on such dates.



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TERMINATION PERIOD:

         This Option shall be exercisable, in whole or in part, at any time until ___________. This Option shall be exercisable for _________ months after Optionee ceases to be a __________. Upon Optionee's death or Disability, this Option may be exercised for _______ months after Optionee ceases to be a ______. In no event may Optionee exercise this Option after the Term/Expiration Date.

II. AGREEMENT

         1. GRANT OF OPTION. The Administrator hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of shares set forth in the Notice of Grant (the "Shares"), at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and, unless expressly provided for otherwise herein, subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(iii) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of this Option Agreement shall prevail.

         2. EXERCISE OF OPTION.

                  (i) RIGHT TO EXERCISE. This Option shall be exercisable during the period set forth in the Notice of Grant in accordance with the applicable provisions of the Plan and this Option Agreement.

                  (ii) METHOD OF EXERCISE. This Option shall be exercisable, in whole or in part, by delivery to the Company of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised, to the extent applicable to the Exercise Notice, upon receipt by the Company of such fully executed Exercise Notice and any such other representations and agreements as may be required by the Company accompanied by the aggregate Exercise Price for the Exercised Shares.

                  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with Applicable Laws. Shares issued pursuant to the exercise of this option will be issued in the name of ___________. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the __________ as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

         3. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.




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         3. LOCK-UP PERIOD. Optionee hereby agrees that, if so requested by the
Company in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any of the Shares orany other securities of the Company during such period as may be requested in writing by the Company following the effective date of a registration statement of the Company filed under the Securities Act.

         5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by cash or check, or any other method approved by the Board of Directors of the Company ("Board").

         6. RESTRICTIONS ON EXERCISE. Unless otherwise determined by the Administrator, this Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

         6. NON-TRANSFERABILITY OF OPTION. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Agreement, the Option and any rights granted hereunder may not be transferred by Optionee in any manner otherwise than by will or by the laws of descent and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators and heirs of the Optionee.

         7. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         9. TAX CONSEQUENCES. The Optionee hereby acknowledges that the grant of the Option and the issue of the Shares, the execution of this Agreement and the Optionee's participation in the Plan shall have tax consequences to the Optionee, and that the Company is not able to ensure or represent to the Optionee the nature and extent of such tax consequences. The Optionee acknowledges and agrees that pursuant to the Plan, the Optionee shall be liable to pay all taxes of every nature, including duties, fines and any other payment which may be imposed by any tax authorities, whether in the US or abroad, and all expenses arising out of the Plan, including every obligatory payment of whatever source in respect of the Option, the Shares (including, without limitation, upon the exercise of the Option, the registration of the Shares in the Optionee's name or the sale of the Shares) or dividends or any other benefit in respect thereof, and/or all other charges which may accrue to the Optionee or the Company in connection with the Plan. The Optionee covenants to promptly indemnify the Company against any charge, payment or expense as aforesaid, and any such amount shall be deemed a debt of the Optionee to the Company, which may be deducted or set off from any amounts payable to the Optionee. Furthermore, the Optionee acknowledges that the Optionee shall not have, and the Optionee hereby waives, any complaint and/or cause of action the same has or shall have in the future against the Company in any way connected to any taxation resulting from the grant of the Option, the exercise thereof, the sale of Shares by the Optionee and/or any other matter which is in any manner whatsoever connected to the Option, the Shares and/or the participation of the Optionee in the Plan.


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         9. ENTIRE AGREEMENT; GOVERNING LAW; DISPUTES. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Agreement and the Plan shall be governed by and construed in accordance with the laws of the State of Israel and, subject to the provisions of the next paragraph, the competent courts in the district of Tel Aviv - Jaffa shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.

         As a condition of the granting of the Option, the Optionee agrees that any dispute or disagreement that shall arise under or as a result of this Agreement shall be determined by the Board, or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel and tax advisors prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee is aware and agrees that the Company intends to issue additional shares of stock in the future to various entities and individuals, including shares of preferred stock that will entitle their holder to preferred rights over the holder of common stock, as the Company in its sole discretion shall determine. Optionee further agrees to notify the Company upon any change in the residence address indicated below.









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[SIGNATURE PAGE OF M-WISE, INC. INTERNATIONAL SHARE OPTION PLAN (2003) SHARE
OPTION AGREEMENT]



OPTIONEE                                                      M-WISE, INC.


Signature                                   By

-----------------------------------         ----------------------------------
Print Name                                  Title




Residence Address




















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


                                    EXHIBIT A

                     INTERNATIONAL SHARE OPTION PLAN (2003)

                                 EXERCISE NOTICE


M-WISE, INC.

10 Hasadnaot St.
Herzliya 46728
Israel

Attention: __________, Chairman

         1. EXERCISE OF OPTION. Effective as of today, , , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ Common Stock (the "Shares") of m-Wise, Inc. (the "Company") under and pursuant to the International Share Option Plan (2003) (the "Plan") and the Share Option Agreement dated , (the "Option Agreement").

         2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

         3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  (i) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                           THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE SHAREHOLDERS OF THE ISSUER OR THEIR ASSIGNEE(S) AS SET FORTH IN THE ARTICLES OF ASSOCIATION OF THE ISSUER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  (ii) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (iii) REFUSAL TO TRANSFER. The Company shall not be required
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, the Plan or the Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.



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[SIGNATURE PAGE OF M-WISE, INC. INTERNATIONAL SHARE OPTION PLAN (2003) EXERCISE
                                     NOTICE]





Submitted by:                                                 Accepted by:

OPTIONEE                                                      M-WISE, INC.


Signature                                                     By


Print Name                                                    Title

ADDRESS:                                                      ADDRESS:
-------                                                       -------






                                                              Date Received


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



                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE:
         --------------------------------------------

COMPANY: M-WISE, INC.

SECURITY:         COMMON STOCK

AMOUNT:
         --------------------------------------------

DATE:
         --------------------------------------------


         In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         (i) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (ii) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

         (iii) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

                  In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

         (iv) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available.

                                      Signature of Optionee:




                                      Date:
                                          --------------------------



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